UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-02333

New Perspective Fund, Inc.
(Exact name of registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: March 31, 2007

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and address of agent for service)

Copies to:
Mark D. Perlow
Kirkpatrick & Lockhart Preston Gates Ellis LLP
55 Second Street, Suite 1700
San Francisco, California 94105
(Counsel for the registrant)

ITEM 1 - Reports to Stockholders
[logo - American Funds®]

The right choice for the long term®

New Perspective Fund

[photo of waves in the ocean]

Semi-annual report for the six months ended March 31, 2007

New Perspective Fund® seeks long-term growth of capital through investments all over the world, including the United States. It focuses on opportunities generated by changing global trade patterns and economic and political relationships.

This fund is one of the 30 American Funds. The organization ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2007:

Class A shares	1 year	5 years	10 years
Reflecting 5.75% maximum sales charge	+8.66%	+10.44%	+11.13%

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.75%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 20 to 23 for details.

Results for other share classes can be found on page 4.

Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus.

[photo of a wave in the ocean]

Fellow shareholders:

For the six months ended March 31, 2007, New Perspective Fund gained 10.0%. This figure assumes reinvestment of the 49.9 cents-a-share dividend and the nearly $2.06 capital gain distribution paid in December 2006.

Returns for the period trailed those of the fund’s primary benchmarks, the unmanaged MSCI World Index, a measure of stock markets in 23 countries, which rose 11.3%, and the Lipper Global Funds Index, a measure of New Perspective’s global fund peers, which climbed 11.2%.

For the most recent 12 months, the fund trailed the MSCI World Index but outpaced the Lipper benchmark. Further extending the evaluative time frame reveals New Perspective’s long-term advantage over both, as shown in the table below.

Results at a glance (For periods ended March 31, 2007, with all distributions reinvested)

	Cumulative total returns		Average annual total returns

	Six months	1 year	5 years	10 years	Lifetime (since March 13, 1973)

New Perspective Fund	+10.0%	+15.3%	+11.8%	+11.8%	+13.8%
MSCI indexes*:
World Index	+11.3	+16.0	+11.0	+8.3	+10.6
USA Index	+7.9	+11.9	+6.3	+8.1	+11.0
Lipper Global Funds Index	+11.2	+14.2	+10.7	+8.3	—†

*The indexes are unmanaged.
†The index did not exist prior to 12/31/83.

Global markets broadly strong

Financial markets worldwide showed significant strength during the six months, with almost every country index registering meaningful gains.

The U.S. market rose 7.9% for the period.* Most of the advance came during the final quarter of 2006, when diminishing inflation figures and rising employment, real wages and consumer spending drove stocks higher. The ascent slowed during the first quarter of 2007 as investors grew concerned over the troubled subprime mortgage industry and the uncertain intentions of the Federal Reserve.

*Unless otherwise indicated, country and regional returns are based on MSCI indexes and measured in U.S. dollars with gross dividends reinvested.

Elsewhere in the Americas, Canadian stocks gained 10.7% and Brazil’s market posted a 32.3% increase.

Within Europe, brisk economic growth, rising exports, healthy corporate profits and record low unemployment throughout the euro zone sent markets 15.9% higher. As in the United States, much of the increase was recorded in the final quarter of 2006.

In Japan (+8.8%), the market gained despite weakness in consumer demand and export stocks that softened on concerns over the U.S. economic outlook.

Markets throughout the Pacific Basin likewise rose. Australian (+27.6%) stocks appreciated sharply while markets in Taiwan (+9.3%) and South Korea (+8.0%) posted more modest, but very healthy, gains.

Currency translation boosted results for U.S.-based investors in non-U.S. stocks. The dollar weakened against the euro and the British pound, while remaining relatively unchanged against the Japanese yen and the Swiss franc. The greenback strengthened against the Canadian dollar.

Sources of return

New Perspective drew support from throughout its highly diverse portfolio.

The fund’s 10 largest holdings included many strong contributors. Chemical manufacturer Bayer (+25.3%), pharmaceutical producer Novo Nordisk (+23.0%), telecommunications provider Koninklijke KPN (+22.4%), consumer products giant Altria (+14.7%) and Nestlé (+12.0%) all posted significant increases. Holdings turning in more modest gains were Citigroup (+3.4%), Microsoft (+2.0%), drug manufacturer Roche (+2.5%) and General Electric (+0.2%). Among top 10 positions, only energy giant Royal Dutch Shell (-1.3%) saw a decline in its share price.

Notwithstanding dips in the share prices of Anadarko Petroleum (-1.9%) and the aforementioned Royal Dutch Shell, the fund’s energy holdings all gained and, as a group, strongly contributed to results. With continuing tight supply portending pricing strength for producers, Norsk Hydro (+48.3%), Petrobras (+18.9%), Canadian Natural Resources (+21.3%) and Chevron (+14.0%) all recorded sizable increases.

The fund’s semiconductor holdings detracted from results as softening product demand led the industry toward a cyclical bottom. Advanced Micro Devices (-47.4%), which suffered from price competition and negative market reaction to a recent acquisition, fell sharply, while Samsung Electronics (-15.0%) and Hynix Semiconductor (-13.4%) recorded less steep declines. However, there were bright spots as Taiwan Semiconductor Manufacturing (+13.7%) and Altera (+8.8%) finished well into positive territory.

We maintain a positive outlook on our holdings within the sector believing that industry-wide moves toward greater manufacturing efficiency and strong demand for many consumer products will benefit share prices.

Elsewhere within the portfolio, pharmaceutical holdings turned in mixed results. We’re paying particularly close attention to this industry, where regulatory challenges, innovation hurdles and increased pricing pressure have created a number of headwinds and, in some cases, opportunities.

Looking ahead

Going forward, the global economic picture is murky. We’re keeping a close eye on how the move by Indian and Chinese authorities to manage economic growth in their respective countries will play out within the world economy. As we’ve noted in previous reports, a marked slowdown could diminish the demand for, and price of, the commodities that have been an important part of the booming growth outside the U.S.

As always, we’ll take a company-by-company approach to investing and rely on the fund’s unique and broad mandate — to focus on global companies well positioned to benefit from the constant change taking place around the world — as we seek the best investment opportunities for shareholders.

We thank you for your continuing commitment to New Perspective Fund.

Sincerely,

/s/ Gina H. Despres
Gina H. Despres
Vice Chairman of the Board

/s/ Robert W. Lovelace
Robert W. Lovelace
President

May 4, 2007

For current information about the fund, visit americanfunds.com.

Other share class results
unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended March 31, 2007:

	1 year	5 years	Life of class
Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	+9.41%	+10.63%	+4.91%
Not reflecting CDSC	+14.41%	+10.89%	+4.91%

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+13.37%	+10.84%	+8.65%
Not reflecting CDSC	+14.37%	+10.84%	+8.65%

Class F shares* — first sold 3/15/01
Not reflecting annual asset-based fee charged by
sponsoring firm	+15.28%	+11.71%	+9.52%

Class 529-A shares†— first sold 2/15/02
Reflecting 5.75% maximum sales charge	+8.60%	+10.37%	+11.22%
Not reflecting maximum sales charge	+15.23%	+11.68%	+12.50%

Class 529-B shares†— first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	+9.28%	+10.45%	+11.41%
Not reflecting CDSC	+14.28%	+10.72%	+11.54%

Class 529-C shares†— first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+13.29%	+10.74%	+11.55%
Not reflecting CDSC	+14.29%	+10.74%	+11.55%

Class 529-E shares*†— first sold 3/1/02	+14.90%	+11.32%	+11.79%

Class 529-F shares*†— first sold 9/17/02
Not reflecting annual asset-based fee charged by
sponsoring firm	+15.45%	—	+18.80%

*These shares are sold without any initial or contingent deferred sales charge.
†Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 20 to 23 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Summary investment portfolio
unaudited
March 31, 2007

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification (percent of net assets)

Information technology	16.85%
Financials	15.13
Consumer discretionary	9.39
Consumer staples	8.86
Health care	8.78
Other industries	36.34
Short-term securities & other assets less liabilities	4.65
[end pie chart]

		Market	Percent
		value	of net
Common stocks - 95.31%	Shares	(000)	assets

Information technology - 16.85%
Microsoft Corp.	44,720,000	$1,246,346	2.29%
Taiwan Semiconductor Manufacturing Co. Ltd.	247,439,151	507,817
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	8,685,054	93,364	1.11
Yahoo! Inc. (1)	19,200,000	600,768	1.10
Samsung Electronics Co., Ltd.	989,450	592,302	1.09
Nokia Corp.	19,360,416	446,096
Nokia Corp. (ADR)	5,244,634	120,207	1.04
International Business Machines Corp.	4,487,000	422,945.78
Oracle Corp. (1)	22,093,700	400,559.74
EMC Corp. (1)	28,898,000	400,237.74
Hon Hai Precision Industry Co., Ltd.	58,080,655	389,721.72
Applied Materials, Inc.	20,338,000	372,592.68
Nintendo Co., Ltd.	981,600	285,810.52
Other securities		3,282,848	6.04
		9,161,612	16.85

Financials - 15.13%
Citigroup Inc.	14,351,677	736,815	1.36
Erste Bank der oesterreichischen Sparkassen AG	7,995,096	623,334	1.15
ING Groep NV	13,282,651	562,195	1.03
Allianz SE	2,405,000	494,363.91
Banco Santander Central Hispano, SA	23,445,764	418,890.77
UniCredito Italiano SpA (Germany)	34,899,500	330,431
UniCredito Italiano SpA (Italy)	2,085,160	19,868.64
Mizuho Financial Group, Inc.	53,674	346,328.64
Société Générale	1,666,600	288,333.53
DBS Group Holdings Ltd.	19,740,000	278,542.51
Other securities		4,123,072	7.59
		8,222,171	15.13

Consumer discretionary - 9.39%
Toyota Motor Corp.	5,890,000	378,046.70
Esprit Holdings Ltd.	25,114,000	294,591.54
Other securities		4,430,701	8.15
		5,103,338	9.39

Consumer staples - 8.86%
Altria Group, Inc.	10,954,400	961,906	1.77
Nestlé SA	1,835,150	716,335	1.32
Tesco PLC	65,654,011	574,236	1.05
Koninklijke Ahold NV (1)	36,255,000	424,233.78
SABMiller PLC	19,016,508	417,453.77
Other securities		1,722,731	3.17
		4,816,894	8.86

Health care - 8.78%
Roche Holding AG	7,693,600	1,364,339	2.51
Novo Nordisk A/S, Class B	7,848,600	717,314	1.32
Smith & Nephew PLC	41,654,579	529,782.98
AstraZeneca PLC (Sweden)	5,435,809	292,654
AstraZeneca PLC (United Kingdom)	550,000	29,605.59
Other securities		1,839,673	3.38
		4,773,367	8.78

Industrials - 8.76%
General Electric Co.	20,860,500	737,627	1.36
Tyco International Ltd.	14,712,500	464,179.85
Siemens AG	3,495,300	374,035.69
Ryanair Holdings PLC (ADR) (1)	8,075,000	361,679.66
Other securities		2,825,485	5.20
		4,763,005	8.76

Energy - 8.23%
Royal Dutch Shell PLC, Class B	12,445,157	414,329
Royal Dutch Shell PLC, Class A (ADR)	5,555,000	368,297	1.44
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	3,894,900	387,581.71
Chevron Corp.	4,889,732	361,645.67
Canadian Natural Resources, Ltd.	6,280,000	347,315.64
Norsk Hydro ASA	9,895,000	328,870.61
Other securities		2,263,119	4.16
		4,471,156	8.23

Materials - 8.12%
Bayer AG	11,162,500	714,137	1.31
Barrick Gold Corp.	22,192,295	633,590	1.17
Newmont Mining Corp.	11,850,000	497,582.92
Potash Corp. of Saskatchewan Inc.	2,750,000	439,808.81
Gold Fields Ltd.	22,685,855	419,935.77
Other securities		1,705,968	3.14
		4,411,020	8.12

Telecommunication services - 4.20%
Koninklijke KPN NV	42,001,700	654,929	1.21
Vodafone Group PLC	193,686,934	516,703.95
América Móvil, SAB de CV, Series L (ADR)	6,990,000	334,052.61
Other securities		775,714	1.43
		2,281,398	4.20

Utilities - 2.13%
SUEZ SA	6,693,265	353,382.65
Other securities		805,981	1.48
		1,159,363	2.13

MISCELLANEOUS - 4.86%
Other common stocks in initial period of acquisition		2,642,825	4.86

Total common stocks (cost: $35,052,962,000)		51,806,149	95.31

Warrants - 0.04%

Financials - 0.04%
ING Groep NV, warrants, expire 2008 (1)	1,265,000	23,193.04

Consumer discretionary - 0.00%
Other securities		25.00

Total warrants (cost: $91,917,000)		23,218.04

Short-term securities - 4.14%	Principal amount (000)

ING (U.S.) Funding LLC 5.235%-5.24% due 4/10-5/1/2007	$175,400	$174,906.32%
CAFCO, LLC 5.25% due 4/3-5/24/2007 (2)	79,100	78,682.15
Other securities		1,995,150	3.67

Total short-term securities (cost: $2,248,442,000)		2,248,738	4.14

Total investment securities (cost: $37,393,321,000)		54,078,105	99.49
Other assets less liabilities		277,411.51

Net assets		$54,355,516	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including securities (with aggregate value of $169,186,000), which were valued under fair value procedures adopted by authority of the board of directors.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The market value of the fund's affiliated-company holding is included in "Other securities" under its respective industry sector in the preceding summary investment portfolio. Further details on this holding and related transactions during the six months ended March 31, 2007, appear below.

Company	Beginning shares	Purchases	Sales	Ending shares	Dividend income (000)	Market value of affiliate at 3/31/07 (000)

Michael Page International PLC	7,995,000	8,750,000	-	16,745,000	-	$176,541

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $871,427,000, which represented 1.60% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements
unaudited

Statement of assets and liabilities
at March 31, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $37,272,624)	$53,901,564
Affiliated issuers (cost: $120,697)	176,541	$54,078,105
Cash		8,428
Receivables for:
Sales of investments	196,224
Sales of fund's shares	131,766
Dividends and interest	101,015	429,005
		54,515,538
Liabilities:
Payables for:
Purchases of investments	62,943
Repurchases of fund's shares	59,517
Investment advisory services	15,615
Services provided by affiliates	17,818
Deferred directors' compensation	3,364
Other	765	160,022
Net assets at March 31, 2007		$54,355,516

Net assets consist of:
Capital paid in on shares of capital stock		$35,875,295
Undistributed net investment income		52,767
Undistributed net realized gain		1,741,728
Net unrealized appreciation		16,685,726
Net assets at March 31, 2007		$54,355,516

Total authorized capital stock - 2,000,000 shares, $.001 par value (1,686,685 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$44,103,839	1,365,651	$32.30
Class B	1,857,110	58,522	31.73
Class C	1,747,378	55,389	31.55
Class F	1,049,760	32,611	32.19
Class 529-A	717,090	22,317	32.13
Class 529-B	118,351	3,733	31.70
Class 529-C	190,421	6,010	31.68
Class 529-E	41,633	1,304	31.93
Class 529-F	11,917	371	32.11
Class R-1	40,168	1,273	31.55
Class R-2	549,554	17,373	31.63
Class R-3	1,053,372	33,034	31.89
Class R-4	654,691	20,398	32.10
Class R-5	2,220,232	68,699	32.32
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $34.26 and $34.09, respectively.

See Notes to Financial Statements

Statement of operations		unaudited
for the six months ended March 31, 2007	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $18,955)	$341,258
Interest (net of non-U.S. taxes of $4)	87,162	$428,420

Fees and expenses(*):
Investment advisory services	100,962
Distribution services	77,434
Transfer agent services	21,343
Administrative services	6,418
Reports to shareholders	1,055
Registration statement and prospectus	1,140
Postage, stationery and supplies	2,204
Directors' compensation	481
Auditing and legal	77
Custodian	3,255
State and local taxes	576
Other	118
Total fees and expenses before reimbursements/waivers	215,063
Less reimbursements/waivers of fees and expenses:
Investment advisory services	10,096
Administrative services	78
Total fees and expenses after reimbursements/waivers		204,889
Net investment income		223,531

Net realized gain and unrealized appreciation on
investments and non-U.S. currency:
Net realized gain (loss) on:
Investments	2,065,526
Non-U.S. currency transactions	(6,059)	2,059,467
Net unrealized appreciation on:
Investments	2,668,328
Non-U.S. currency translations	1,035	2,669,363
Net realized gain and unrealized appreciation
on investments and non-U.S. currency		4,728,830
Net increase in net assets resulting from operations		$4,952,361

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Six months ended March 31,	Year ended September 30,
	2007*	2006
Operations:
Net investment income	$223,531	$724,200
Net realized gain on investments and
non-U.S. currency transactions	2,059,467	3,305,816
Net unrealized appreciation
on investments and non-U.S. currency translations	2,669,363	2,665,468
Net increase in net assets resulting from operations	4,952,361	6,695,484

Dividends and distributions paid to shareholders:
Dividends from net investment income	(751,719)	(550,179)
Distributions from net realized gain on investments	(3,220,755)	(2,624,465)
Total dividends and distributions paid to shareholders	(3,972,474)	(3,174,644)

Capital share transactions	3,801,589	3,562,812

Total increase in net assets	4,781,476	7,083,652

Net assets:
Beginning of period	49,574,040	42,490,388
End of period (including undistributed net investment income:
$52,767 and $580,955, respectively)	$54,355,516	$49,574,040

*Unaudited.

See Notes to Financial Statements

Notes to financial statements
  unaudited

1.	Organization and significant accounting policies

Organization - New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments all over the world, including the United States. It focuses on opportunities generated by changing global trade patterns and economic and political relationships.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non U.S. taxes payable upon the sale of these securities. For the six months ended March 31, 2007, there were no non-U.S. taxes paid on realized gains. As of March 31, 2007, there were no non-U.S. taxes provided on unrealized gains.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; and unrealized appreciation of certain investments in non-U.S. securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of September 30, 2006, the fund had tax basis undistributed ordinary income of $665,235,000, non-U.S. currency loss deferrals (realized during the period November 1, 2005, through September 30, 2006) of $11,868,000 and an undistributed long-term capital gain of $2,903,016,000.

As of March 31, 2007, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows:

(dollars in thousands)
Gross unrealized appreciation on investment securities	$16,995,212
Gross unrealized depreciation on investment securities	(372,201)
Net unrealized appreciation on investment securities	16,623,011
Cost of investment securities	37,455,094

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Six months ended March 31, 2007			Year ended September 30, 2006
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$635,626	$2,620,205	$3,255,831	$473,467	$2,170,052	$2,643,519
Class B	14,463	112,816	127,279	9,567	93,610	103,177
Class C	13,108	103,627	116,735	7,784	77,070	84,854
Class F	15,127	62,060	77,187	10,162	47,920	58,082
Class 529-A	9,546	40,173	49,719	5,876	27,595	33,471
Class 529-B	825	6,977	7,802	461	5,199	5,660
Class 529-C	1,359	10,945	12,304	738	7,664	8,402
Class 529-E	459	2,369	2,828	289	1,706	1,995
Class 529-F	178	668	846	80	351	431
Class R-1	316	2,120	2,436	149	1,158	1,307
Class R-2	4,236	31,906	36,142	2,470	21,982	24,452
Class R-3	11,778	59,847	71,625	7,513	42,584	50,097
Class R-4	9,029	39,083	48,112	7,234	32,826	40,060
Class R-5	35,669	127,959	163,628	24,389	94,748	119,137
Total	$751,719	$3,220,755	$3,972,474	$550,179	$2,624,465	$3,174,644

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. At the beginning of the period, these fees were based on a declining series of annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.365% on such assets in excess of $44 billion. The board of directors approved an amended agreement effective January 1, 2007, continuing the series of rates to include an additional annual rate of 0.360% on daily net assets in excess of $55 billion. CRMC is currently waiving 10% of investment advisory services fees. During the six months ended March 31, 2007, total investment advisory services fees waived by CRMC were $10,096,000. As a result, the fee shown on the accompanying financial statements of $100,962,000, which was equivalent to an annualized rate of 0.384%, was reduced to $90,866,000, or 0.346% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described on the following page:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of March 31, 2007, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the six months ended March 31, 2007, the total administrative services fees paid by CRMC were $392 and $77,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the six months ended March 31, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$51,285	$20,452	Not applicable	Not applicable	Not applicable
Class B	9,023	891	Not applicable	Not applicable	Not applicable
Class C	8,271	Included in administrative services	$1,190	$138	Not applicable
Class F	1,256		426	54	Not applicable
Class 529-A	683		281	42	$330
Class 529-B	559		48	15	56
Class 529-C	881		75	20	88
Class 529-E	96		16	2	19
Class 529-F	-		5	1	5
Class R-1	174		19	10	Not applicable
Class R-2	1,920		373	760	Not applicable
Class R-3	2,443		667	221	Not applicable
Class R-4	843		512	10	Not applicable
Class R-5	Not applicable		1,030	5	Not applicable
Total	$77,434	$21,343	$4,642	$1,278	$498

Deferred directors’ compensation - Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $481,000, shown on the accompanying financial statements, includes $230,000 in current fees (either paid in cash or deferred) and a net increase of $251,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended March 31, 2007
Class A	$2,191,191	67,843	$3,116,264	99,023	$(2,515,004)	(77,960)	$2,792,451	88,906
Class B	75,349	2,374	123,718	3,993	(92,275)	(2,911)	106,792	3,456
Class C	177,872	5,638	112,633	3,656	(100,754)	(3,197)	189,751	6,097
Class F	135,989	4,212	66,894	2,132	(102,512)	(3,185)	100,371	3,159
Class 529-A	82,279	2,558	49,711	1,587	(19,729)	(613)	112,261	3,532
Class 529-B	7,931	249	7,801	252	(2,885)	(91)	12,847	410
Class 529-C	22,895	722	12,303	397	(7,089)	(223)	28,109	896
Class 529-E	4,720	147	2,827	91	(1,608)	(50)	5,939	188
Class 529-F	2,211	69	845	27	(874)	(27)	2,182	69
Class R-1	12,180	386	2,419	78	(3,485)	(111)	11,114	353
Class R-2	99,184	3,139	36,131	1,170	(60,825)	(1,929)	74,490	2,380
Class R-3	196,529	6,172	71,594	2,302	(122,861)	(3,856)	145,262	4,618
Class R-4	137,147	4,266	48,104	1,538	(232,264)	(7,059)	(47,013)	(1,255)
Class R-5	224,133	6,912	158,792	5,044	(115,892)	(3,603)	267,033	8,353
Total net increase
(decrease)	$3,369,610	104,687	$3,810,036	121,290	$(3,378,057)	(104,815)	$3,801,589	121,162

Year ended September 30, 2006
Class A	$4,053,757	134,363	$2,529,170	88,525	$(4,309,722)	(142,978)	$2,273,205	79,910
Class B	157,783	5,317	100,290	3,559	(156,992)	(5,290)	101,081	3,586
Class C	323,744	10,963	81,747	2,914	(178,231)	(6,041)	227,260	7,836
Class F	222,169	7,353	49,638	1,742	(190,225)	(6,335)	81,582	2,760
Class 529-A	123,510	4,119	33,458	1,176	(30,473)	(1,014)	126,495	4,281
Class 529-B	13,714	463	5,659	201	(3,878)	(130)	15,495	534
Class 529-C	33,685	1,137	8,400	298	(10,750)	(362)	31,335	1,073
Class 529-E	7,257	244	1,994	70	(2,807)	(93)	6,444	221
Class 529-F	3,730	124	431	15	(551)	(18)	3,610	121
Class R-1	14,123	477	1,294	46	(4,933)	(167)	10,484	356
Class R-2	160,760	5,430	24,433	869	(85,038)	(2,867)	100,155	3,432
Class R-3	282,201	9,462	50,047	1,770	(166,371)	(5,595)	165,877	5,637
Class R-4	191,116	6,368	40,033	1,410	(108,930)	(3,639)	122,219	4,139
Class R-5	384,935	12,776	115,190	4,032	(202,555)	(6,677)	297,570	10,131
Total net increase
(decrease)	$5,972,484	198,596	$3,041,784	106,627	$(5,451,456)	(181,206)	$3,562,812	124,017

(*) Includes exchanges between share classes of the fund.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $9,098,953,000 and $7,298,838,000, respectively, during the six months ended March 31, 2007.

Financial highlights(1)

			Income (loss) from investment operations(2)				Dividends and distributions

		Net asset value, beginning of period	Net investment income		Net gains (losses) on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Distributions (from capital gains )	Total dividends and distributions	Net asset value, end of period	Total return (3) (4)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income to average net assets	(4)
Class A:
Six months ended 3/31/2007	(5)	$31.73	$.15		$2.98	$3.13	$(.50)	$(2.06)	$(2.56)	$32.30	10.00%	$44,104			.75%	(6)	.72%	(6)	.91%	(6)
Year ended 9/30/2006		29.53	.49		3.93	4.42	(.40)	(1.82)	(2.22)	31.73	15.80	40,517			.75		.71		1.63
Year ended 9/30/2005		24.91	.37		4.51	4.88	(.26)	-	(.26)	29.53	19.68	35,342			.77		.74		1.36
Year ended 9/30/2004		21.33	.23		3.53	3.76	(.18)	-	(.18)	24.91	17.65	30,011			.78		.78		.93
Year ended 9/30/2003		16.50	.18		4.82	5.00	(.17)	-	(.17)	21.33	30.48	25,388			.83		.83		.93
Year ended 9/30/2002		19.74	.17		(3.14)	(2.97)	(.27)	-	(.27)	16.50	(15.36)	20,497			.82		.82		.84
Class B:
Six months ended 3/31/2007	(5)	31.12	.02		2.91	2.93	(.26)	(2.06)	(2.32)	31.73	9.60	1,857			1.52	(6)	1.48	(6)	.15	(6)
Year ended 9/30/2006		29.01	.25		3.87	4.12	(.19)	(1.82)	(2.01)	31.12	14.89	1,714			1.52		1.48		.86
Year ended 9/30/2005		24.50	.16		4.43	4.59	(.08)	-	(.08)	29.01	18.76	1,493			1.54		1.51		.60
Year ended 9/30/2004		21.02	.04		3.48	3.52	(.04)	-	(.04)	24.50	16.77	1,212			1.55		1.55		.18
Year ended 9/30/2003		16.28	.03		4.75	4.78	(.04)	-	(.04)	21.02	29.44	863			1.62		1.62		.16
Year ended 9/30/2002		19.53	.02		(3.11)	(3.09)	(.16)	-	(.16)	16.28	(16.04)	579			1.60		1.60		.11
Class C:
Six months ended 3/31/2007	(5)	30.96	.01		2.90	2.91	(.26)	(2.06)	(2.32)	31.55	9.57	1,747			1.58	(6)	1.54	(6)	.09	(6)
Year ended 9/30/2006		28.88	.24		3.84	4.08	(.18)	(1.82)	(2.00)	30.96	14.84	1,526			1.59		1.55		.80
Year ended 9/30/2005		24.41	.15		4.40	4.55	(.08)	-	(.08)	28.88	18.67	1,197			1.60		1.57		.55
Year ended 9/30/2004		20.97	.03		3.47	3.50	(.06)	-	(.06)	24.41	16.70	868			1.61		1.61		.14
Year ended 9/30/2003		16.27	.02		4.75	4.77	(.07)	-	(.07)	20.97	29.39	485			1.66		1.66		.12
Year ended 9/30/2002		19.50	.03		(3.14)	(3.11)	(.12)	-	(.12)	16.27	(16.05)	277			1.64		1.64		.14
Class F:
Six months ended 3/31/2007	(5)	31.64	.15		2.96	3.11	(.50)	(2.06)	(2.56)	32.19	10.04	1,050			.76	(6)	.72	(6)	.91	(6)
Year ended 9/30/2006		29.44	.49		3.91	4.40	(.38)	(1.82)	(2.20)	31.64	15.77	932			.76		.72		1.62
Year ended 9/30/2005		24.84	.36		4.49	4.85	(.25)	-	(.25)	29.44	19.62	786			.82		.79		1.32
Year ended 9/30/2004		21.29	.22		3.52	3.74	(.19)	-	(.19)	24.84	17.59	635			.84		.84		.91
Year ended 9/30/2003		16.49	.17		4.81	4.98	(.18)	-	(.18)	21.29	30.39	353			.87		.87		.91
Year ended 9/30/2002		19.72	.18		(3.16)	(2.98)	(.25)	-	(.25)	16.49	(15.41)	189			.88		.88		.89
Class 529-A:
Six months ended 3/31/2007	(5)	31.59	.14		2.95	3.09	(.49)	(2.06)	(2.55)	32.13	9.98	717			.82	(6)	.79	(6)	.85	(6)
Year ended 9/30/2006		29.41	.48		3.91	4.39	(.39)	(1.82)	(2.21)	31.59	15.72	593			.81		.77		1.59
Year ended 9/30/2005		24.83	.36		4.47	4.83	(.25)	-	(.25)	29.41	19.55	427			.85		.82		1.31
Year ended 9/30/2004		21.29	.22		3.51	3.73	(.19)	-	(.19)	24.83	17.57	267			.86		.86		.90
Year ended 9/30/2003		16.49	.19		4.80	4.99	(.19)	-	(.19)	21.29	30.46	138			.83		.83		.98
Period from 2/15/2002 to 9/30/2002		21.05	.11		(4.67)	(4.56)	-	-	-	16.49	(21.66)	55			.96	(6)	.96	(6)	.95	(6)
Class 529-B:
Six months ended 3/31/2007	(5)	31.09	.01		2.90	2.91	(.24)	(2.06)	(2.30)	31.70	9.54	118			1.63	(6)	1.59	(6)	.04	(6)
Year ended 9/30/2006		28.99	.22		3.86	4.08	(.16)	(1.82)	(1.98)	31.09	14.77	103			1.65		1.61		.74
Year ended 9/30/2005		24.51	.12		4.42	4.54	(.06)	-	(.06)	28.99	18.54	81			1.71		1.68		.44
Year ended 9/30/2004		21.07	-	(7)	3.48	3.48	(.04)	-	(.04)	24.51	16.53	56			1.74		1.74		.01
Year ended 9/30/2003		16.41	.01		4.76	4.77	(.11)	-	(.11)	21.07	29.21	31			1.78		1.78		.03
Period from 2/15/2002 to 9/30/2002		21.05	.02		(4.66)	(4.64)	-	-	-	16.41	(22.04)	12			1.76	(6)	1.76	(6)	.14	(6)
Class 529-C:
Six months ended 3/31/2007	(5)	31.08	.01		2.91	2.92	(.26)	(2.06)	(2.32)	31.68	9.55	191			1.63	(6)	1.59	(6)	.05	(6)
Year ended 9/30/2006		28.99	.23		3.85	4.08	(.17)	(1.82)	(1.99)	31.08	14.74	159			1.64		1.60		.76
Year ended 9/30/2005		24.51	.13		4.42	4.55	(.07)	-	(.07)	28.99	18.62	117			1.70		1.67		.46
Year ended 9/30/2004		21.07	.01		3.48	3.49	(.05)	-	(.05)	24.51	16.56	75			1.73		1.72		.03
Year ended 9/30/2003		16.41	.01		4.76	4.77	(.11)	-	(.11)	21.07	29.21	39			1.77		1.77		.05
Period from 2/15/2002 to 9/30/2002		21.05	.02		(4.66)	(4.64)	-	-	-	16.41	(22.04)	15			1.75	(6)	1.75	(6)	.16	(6)
Class 529-E:
Six months ended 3/31/2007	(5)	31.36	.09		2.94	3.03	(.40)	(2.06)	(2.46)	31.93	9.85	42			1.12	(6)	1.08	(6)	.56	(6)
Year ended 9/30/2006		29.22	.38		3.89	4.27	(.31)	(1.82)	(2.13)	31.36	15.36	35			1.12		1.08		1.27
Year ended 9/30/2005		24.69	.27		4.44	4.71	(.18)	-	(.18)	29.22	19.16	26			1.18		1.15		.99
Year ended 9/30/2004		21.19	.13		3.50	3.63	(.13)	-	(.13)	24.69	17.17	16			1.20		1.20		.56
Year ended 9/30/2003		16.47	.11		4.79	4.90	(.18)	-	(.18)	21.19	29.92	8			1.23		1.23		.60
Period from 3/1/2002 to 9/30/2002		21.49	.08		(5.10)	(5.02)	-	-	-	16.47	(23.36)	2			1.21	(6)	1.21	(6)	.67	(6)

Class 529-F:
Six months ended 3/31/2007	(5)	$31.59	$.17		$2.96	$3.13	$(.55)	$(2.06)	$(2.61)	$32.11	10.11%	$12			.62%	(6)	.58%	(6)	1.06%	(6)
Year ended 9/30/2006		29.39	.55		3.88	4.43	(.41)	(1.82)	(2.23)	31.59	15.91	10			.62		.58		1.82
Year ended 9/30/2005		24.80	.37		4.46	4.83	(.24)	-	(.24)	29.39	19.58	5			.82		.79		1.35
Year ended 9/30/2004		21.28	.21		3.51	3.72	(.20)	-	(.20)	24.80	17.50	3			.95		.95		.84
Year ended 9/30/2003		16.50	.17		4.79	4.96	(.18)	-	(.18)	21.28	30.25	1			.97		.97		.89
Period from 9/17/2002 to 9/30/2002		17.65	-	(7)	(1.15)	(1.15)	-	-	-	16.50	(6.52)	-		(8)	-	(9)	-	(9)	-	(9)
Class R-1:
Six months ended 3/31/2007	(5)	31.00	.02		2.90	2.92	(.31)	(2.06)	(2.37)	31.55	9.58	40			1.58	(6)	1.54	(6)	.12	(6)
Year ended 9/30/2006		28.95	.25		3.85	4.10	(.23)	(1.82)	(2.05)	31.00	14.89	29			1.59		1.55		.85
Year ended 9/30/2005		24.48	.16		4.41	4.57	(.10)	-	(.10)	28.95	18.63	16			1.66		1.59		.57
Year ended 9/30/2004		21.08	.04		3.47	3.51	(.11)	-	(.11)	24.48	16.71	8			1.69		1.63		.16
Year ended 9/30/2003		16.45	.04		4.76	4.80	(.17)	-	(.17)	21.08	29.35	3			1.89		1.65		.20
Period from 6/17/2002 to 9/30/2002		20.72	.01		(4.28)	(4.27)	-	-	-	16.45	(20.61)	-		(8)	.91		.47		.04
Class R-2:
Six months ended 3/31/2007	(5)	31.05	.02		2.89	2.91	(.27)	(2.06)	(2.33)	31.63	9.55	550			1.61	(6)	1.54	(6)	.10	(6)
Year ended 9/30/2006		28.98	.24		3.85	4.09	(.20)	(1.82)	(2.02)	31.05	14.83	465			1.67		1.54		.82
Year ended 9/30/2005		24.52	.16		4.41	4.57	(.11)	-	(.11)	28.98	18.69	335			1.76		1.56		.59
Year ended 9/30/2004		21.10	.05		3.48	3.53	(.11)	-	(.11)	24.52	16.74	198			1.88		1.59		.20
Year ended 9/30/2003		16.45	.05		4.77	4.82	(.17)	-	(.17)	21.10	29.43	72			2.13		1.61		.26
Period from 5/21/2002 to 9/30/2002		21.95	.02		(5.52)	(5.50)	-	-	-	16.45	(25.01)	4			.74		.58		.11
Class R-3:
Six months ended 3/31/2007	(5)	31.33	.09		2.93	3.02	(.40)	(2.06)	(2.46)	31.89	9.84	1,053			1.10	(6)	1.06	(6)	.58	(6)
Year ended 9/30/2006		29.20	.39		3.88	4.27	(.32)	(1.82)	(2.14)	31.33	15.36	890			1.10		1.06		1.29
Year ended 9/30/2005		24.67	.29		4.45	4.74	(.21)	-	(.21)	29.20	19.31	665			1.10		1.07		1.07
Year ended 9/30/2004		21.19	.15		3.49	3.64	(.16)	-	(.16)	24.67	17.19	397			1.18		1.18		.62
Year ended 9/30/2003		16.49	.12		4.77	4.89	(.19)	-	(.19)	21.19	29.85	124			1.23		1.23		.64
Period from 6/4/2002 to 9/30/2002		21.33	.04		(4.88)	(4.84)	-	-	-	16.49	(22.69)	5			.45		.39		.21
Class R-4:
Six months ended 3/31/2007	(5)	31.54	.13		2.97	3.10	(.48)	(2.06)	(2.54)	32.10	9.98	655			.82	(6)	.78	(6)	.84	(6)
Year ended 9/30/2006		29.37	.48		3.91	4.39	(.40)	(1.82)	(2.22)	31.54	15.76	683			.79		.75		1.60
Year ended 9/30/2005		24.80	.38		4.47	4.85	(.28)	-	(.28)	29.37	19.60	515			.79		.76		1.40
Year ended 9/30/2004		21.28	.23		3.50	3.73	(.21)	-	(.21)	24.80	17.64	271			.83		.83		.95
Year ended 9/30/2003		16.50	.18		4.80	4.98	(.20)	-	(.20)	21.28	30.38	61			.88		.87		.91
Period from 5/28/2002 to 9/30/2002		21.86	.07		(5.43)	(5.36)	-	-	-	16.50	(24.52)	1			.41		.30		.36
Class R-5:
Six months ended 3/31/2007	(5)	31.79	.19		2.97	3.16	(.57)	(2.06)	(2.63)	32.32	10.16	2,220			.51	(6)	.47	(6)	1.16	(6)
Year ended 9/30/2006		29.58	.57		3.93	4.50	(.47)	(1.82)	(2.29)	31.79	16.06	1,918			.51		.47		1.88
Year ended 9/30/2005		24.95	.45		4.50	4.95	(.32)	-	(.32)	29.58	19.97	1,485			.52		.49		1.63
Year ended 9/30/2004		21.37	.30		3.53	3.83	(.25)	-	(.25)	24.95	17.96	1,016			.53		.52		1.22
Year ended 9/30/2003		16.52	.23		4.83	5.06	(.21)	-	(.21)	21.37	30.84	91			.55		.55		1.23
Period from 5/15/2002 to 9/30/2002		21.91	.09		(5.48)	(5.39)	-	-	-	16.52	(24.60)	60			.20		.20		.46

	Six months ended March 31,	Year ended September 30
	2007(5)	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	15%	32%	30%	19%	28%	26%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC.
During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.
(5) Unaudited.
(6) Annualized.
(7) Amount less than $.01.
(8) Amount less than $1 million.
(9) Amount less than .01%.

See Notes to Financial Statements

Expense example
        unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2006, through March 31, 2007).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated on the previous page. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10/1/2006	Ending account value 3/31/2007	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,099.96	$3.77	.72%
Class A -- assumed 5% return	1,000.00	1,021.34	3.63	.72
Class B -- actual return	1,000.00	1,095.95	7.73	1.48
Class B -- assumed 5% return	1,000.00	1,017.55	7.44	1.48
Class C -- actual return	1,000.00	1,095.70	8.05	1.54
Class C -- assumed 5% return	1,000.00	1,017.25	7.75	1.54
Class F -- actual return	1,000.00	1,100.35	3.77	.72
Class F -- assumed 5% return	1,000.00	1,021.34	3.63	.72
Class 529-A -- actual return	1,000.00	1,099.78	4.14	.79
Class 529-A -- assumed 5% return	1,000.00	1,020.99	3.98	.79
Class 529-B -- actual return	1,000.00	1,095.39	8.31	1.59
Class 529-B -- assumed 5% return	1,000.00	1,017.00	8.00	1.59
Class 529-C -- actual return	1,000.00	1,095.46	8.31	1.59
Class 529-C -- assumed 5% return	1,000.00	1,017.00	8.00	1.59
Class 529-E -- actual return	1,000.00	1,098.46	5.65	1.08
Class 529-E -- assumed 5% return	1,000.00	1,019.55	5.44	1.08
Class 529-F -- actual return	1,000.00	1,101.15	3.04	.58
Class 529-F -- assumed 5% return	1,000.00	1,022.04	2.92	.58
Class R-1 -- actual return	1,000.00	1,095.83	8.05	1.54
Class R-1 -- assumed 5% return	1,000.00	1,017.25	7.75	1.54
Class R-2 -- actual return	1,000.00	1,095.54	8.05	1.54
Class R-2 -- assumed 5% return	1,000.00	1,017.25	7.75	1.54
Class R-3 -- actual return	1,000.00	1,098.42	5.55	1.06
Class R-3 -- assumed 5% return	1,000.00	1,019.65	5.34	1.06
Class R-4 -- actual return	1,000.00	1,099.82	4.08	.78
Class R-4 -- assumed 5% return	1,000.00	1,021.04	3.93	.78
Class R-5 -- actual return	1,000.00	1,101.59	2.46	.47
Class R-5 -- assumed 5% return	1,000.00	1,022.59	2.37	.47

* Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (182), and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Amended Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2007. The approved agreement includes an additional advisory fee breakpoint if and when the fund’s net assets exceed $55 billion. The board approved the agreement following the recommendation of the fund’s governance and contracts committee (the “committee”), which is composed of all the fund’s independent board members. The information, material factors and conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information reviewed

Materials reviewed— During the course of each year, board members review a wide variety of materials relating to the services provided by CRMC, including reports on the fund’s investment results; portfolio composition; portfolio trading practices; shareholder services; and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process— The committee received assistance and advice regarding legal and industry standards from independent counsel to the board. The committee discussed the approval of the agreement with CRMC representatives and in a private session with counsel at which no representatives of CRMC were present. In deciding to recommend approval of the agreement, the committee did not identify any single issue or particular information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the board and the committee.

2. Nature, extent and quality of services

CRMC, its personnel and its resources— The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management, including the evolving separation of the investment management process into independent divisions of CRMC. The board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They considered data showing CRMC’s continuing investments in personnel and technology to provide services to the fund. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The board and the committee also considered the benefits to fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment objectives.

Other services— The board and the committee considered CRMC’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep board members informed; and its attention to matters that may involve potential conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the administrative, legal and fund accounting and treasury functions.

3. Investment results

The board and the committee considered the fund’s investment results in light of its primary objective of providing long-term growth of capital and secondary objective of future income. They also considered information regarding the selection of indexes and funds comparable to the fund. The board and the committee reviewed the fund’s absolute investment results, as well as the fund’s relative investment results measured against: (i) the Lipper Global Funds Index (the Lipper category that includes the fund), (ii) the MSCI USA Index, (iii) the MSCI World Index and (iv) a comparison group of the other funds in the Lipper Global Funds Index as of July 31, 2006. The board and the committee noted that for the five- and 10-year periods ended July 31, 2006, the fund’s investment results significantly exceeded those of all indexes and the average and median results of the comparison group, and were among the best in the group. The board and the committee also considered the volatility of the fund’s results as well as the risks assumed by the fund relative to market indexes and comparable funds.

4. Advisory fees and total expenses

The board and the committee reviewed the advisory fees and total expenses of the fund (each as a percentage of average net assets) and compared such amounts with the median fee and expense levels of other funds in the Lipper Global Funds Index as well as a comparison group of the other funds in the Lipper Global Funds Index. The board and the committee observed that the fund’s advisory fees and total expenses (each as a percentage of average net assets) were among the lowest of all 28 funds in that comparison group (tied for the lowest ratio of total operating expenses to average net assets, not including 12b-1 expenses). The board and the committee also noted the new advisory fee breakpoint if and when the fund’s net assets exceed $55 billion, as well as the 10% advisory fee waiver in effect since April 1, 2005. The board and the committee also reviewed information and materials regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They noted, however, that there were significant investment, operational and regulatory differences between advising mutual funds and institutional clients.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, comparing those to the reported results of several large, publicly held investment management companies. The board and the committee also received extensive information during the past year concerning economies of scale and the increasing complexity and cost of CRMC’s operations as the assets of the American Funds have increased. The board and the committee also considered information regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The board and the committee considered CRMC’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered that breakpoint discounts in the fund’s advisory fee structure reduce the level of fees charged by CRMC to the fund as fund assets increase. They also considered the impact of the current 10% advisory fee waiver.

6. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund. The board and the committee concluded that the nature, extent and quality of services provided by CRMC, including its investment record, the fund’s cost structure and low level of fees, benefit and are in the best interests of the fund and, along with the consideration of other factors, supported approval of the agreement.

Offices of the fund and of the
investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Kirkpatrick & Lockhart Preston Gates Ellis LLP
Four Embarcadero Center
San Francisco, CA 94111-4121

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete March 31, 2007, portfolio of New Perspective Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New Perspective Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of New Perspective Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2007, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interests. The range of opportunities offered by our family of just 30 carefully conceived, broadly diversified funds has attracted over 40 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

• An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

• The multiple portfolio counselor system
Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

• Experienced investment professionals
American Funds portfolio counselors have an average of 24 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

• A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

• Growth funds
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
> New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
American Balanced Fund®

• Bond funds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
         Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

• Tax-exempt bond funds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

• American Funds Target Date Retirement SeriesSM

The Capital Group Companies

American Funds  Capital Research and Management  Capital International  Capital Guardian  Capital Bank and Trust

Lit No. MFGESR-907-0507P

Litho in USA DD/AC/8092-S7477

Printed on recycled paper

ITEM 2 - Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 - Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 - Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments
[logo - American Funds®]

New Perspective Fund®
Investment portfolio

March 31, 2007

unaudited

Common stocks — 95.31%	Shares	Market value (000)

INFORMATION TECHNOLOGY — 16.85%
Microsoft Corp.	44,720,000	$1,246,346
Taiwan Semiconductor Manufacturing Co. Ltd.	247,439,151	507,817
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	8,685,054	93,364
Yahoo! Inc.[1]	19,200,000	600,768
Samsung Electronics Co., Ltd.	989,450	592,302
Nokia Corp.	19,360,416	446,096
Nokia Corp. (ADR)	5,244,634	120,207
International Business Machines Corp.	4,487,000	422,945
Oracle Corp.[1]	22,093,700	400,559
EMC Corp.[1]	28,898,000	400,237
Hon Hai Precision Industry Co., Ltd.	58,080,655	389,721
Applied Materials, Inc.	20,338,000	372,592
Nintendo Co., Ltd.	981,600	285,810
Cisco Systems, Inc.[1]	9,223,000	235,463
Advanced Micro Devices, Inc.[1]	17,750,000	231,815
Google Inc., Class A1	494,000	226,331
Murata Manufacturing Co., Ltd.	2,779,200	203,189
Canon, Inc.	3,100,100	166,825
Hynix Semiconductor Inc.[1]	4,152,260	143,044
Hynix Semiconductor Inc. (GDR)[1,2]	630,000	20,790
ASML Holding NV (New York registered)[1]	5,678,000	140,530
ASML Holding NV1	320,000	7,912
Texas Instruments Inc.	4,550,000	136,955
Altera Corp.[1]	6,825,000	136,432
Konami Corp.	4,868,000	130,360
Agilent Technologies, Inc.[1]	3,800,000	128,022
Rohm Co., Ltd.	1,379,000	125,321
Citizen Holdings Co., Ltd.	12,906,200	121,349
Hewlett-Packard Co.	2,955,000	118,614
Sun Microsystems, Inc.[1]	18,926,300	113,747
SAP AG	2,218,000	98,980
Motorola, Inc.	4,420,000	78,101
Dell Inc.[1]	3,214,000	74,597
Tokyo Electron Ltd.	992,100	69,497
Elpida Memory, Inc.[1]	1,760,000	68,377
Flextronics International Ltd.[1]	6,000,000	65,640
Cadence Design Systems, Inc.[1]	2,750,000	57,915
Nortel Networks Corp.[1]	2,175,000	52,309
NAVTEQ Corp.[1]	1,500,000	51,750
Konica Minolta Holdings, Inc.	3,589,000	47,231
Hoya Corp.	1,305,000	43,378
High Tech Computer Corp.	2,774,000	42,761
NEC Corp.	6,774,100	36,396
KLA-Tencor Corp.	615,897	32,840
Chi Mei Optoelectronics Corp.	30,591,566	31,900
TDK Corp.	275,000	23,893
Xilinx, Inc.	800,000	20,584
		9,161,612

FINANCIALS — 15.13%
Citigroup Inc.	14,351,677	736,815
Erste Bank der oesterreichischen Sparkassen AG	7,995,096	623,334
ING Groep NV	13,282,651	562,195
Allianz SE	2,405,000	494,363
Banco Santander Central Hispano, SA	23,445,764	418,890
UniCredito Italiano SpA (Germany)	34,899,500	330,431
UniCredito Italiano SpA (Italy)	2,085,160	19,868
Mizuho Financial Group, Inc.	53,674	346,328
Société Générale	1,666,600	288,333
DBS Group Holdings Ltd.	19,740,000	278,542
AXA SA	6,329,000	268,640
Macquarie Bank Ltd.	3,980,000	266,835
Mitsubishi UFJ Financial Group, Inc.	22,624	255,801
Commerzbank U.S. Finance, Inc.	5,300,000	234,744
Royal Bank of Scotland Group PLC	4,920,775	192,210
AFLAC Inc.	3,826,500	180,075
DEPFA BANK PLC	9,850,000	176,115
Westfield Group	10,235,219	170,578
Westfield Group[1,3]	105,559	1,745
QBE Insurance Group Ltd.	6,734,106	172,081
XL Capital Ltd., Class A	2,450,000	171,402
BNP Paribas	1,622,230	169,626
Credit Suisse Group	2,225,640	160,076
Sompo Japan Insurance Inc.	12,352,000	154,256
Zurich Financial Services	532,000	153,909
UBS AG	2,559,206	152,404
Crédit Agricole SA	3,671,800	143,332
HSBC Holdings PLC (United Kingdom)	7,504,769	131,427
Allied Irish Banks, PLC	4,400,000	130,627
Banco Bilbao Vizcaya Argentaria, SA	4,532,800	111,414
American International Group, Inc.	1,581,250	106,292
Westpac Banking Corp.	4,185,444	89,354
Berkshire Hathaway Inc., Class A1	800	87,192
JPMorgan Chase Co.	1,650,000	79,827
Groupe Bruxelles Lambert SA	675,000	79,066
Sumitomo Mitsui Financial Group, Inc.	8,000	72,771
Bank of Nova Scotia	1,540,000	71,062
Royal Bank of Canada	1,200,000	59,859
Willis Group Holdings Ltd.	863,500	34,177
Bank of America Corp.	500,000	25,510
Manulife Financial Corp.	600,000	20,665
		8,222,171

CONSUMER DISCRETIONARY — 9.39%
Toyota Motor Corp.	5,890,000	378,046
Esprit Holdings Ltd.	25,114,000	294,591
News Corp., Class A	11,253,404	260,179
Industria de Diseno Textil, SA	4,051,100	252,078
Vivendi SA	6,194,200	251,984
H & M Hennes & Mauritz AB, Class B	4,278,000	246,574
Honda Motor Co., Ltd.	6,650,000	232,352
Hyundai Motor Co.	3,220,000	226,307
Viacom Inc., Class B1	5,470,000	224,872
Compagnie Générale des Etablissements Michelin, Class B	2,000,000	221,109
Ford Motor Co.	26,611,600	209,966
Carnival Corp., units	4,350,000	203,841
Porsche AG, nonvoting preferred	118,900	181,859
Renault SA	1,414,000	165,552
Kingfisher PLC	29,721,981	162,823
Yamaha Corp.	7,085,100	158,410
Grupo Televisa, SA, ordinary participation certificates (ADR)	5,265,600	156,915
Burberry Group PLC	12,200,000	156,847
Aisin Seiki Co., Ltd.	4,309,100	151,293
Discovery Holding Co., Class A1	6,600,900	126,275
Time Warner Inc.	6,250,000	123,250
Sony Corp.	1,800,000	91,660
McDonald’s Corp.	2,000,000	90,100
Suzuki Motor Corp.	3,360,000	87,406
Lagardère Groupe SCA	1,100,000	84,790
Swatch Group Ltd, non-registered shares	176,118	46,666
Swatch Group Ltd	386,770	20,720
Johnson Controls, Inc.	700,000	66,234
Nikon Corp.	3,125,000	66,017
Reed Elsevier PLC	5,100,000	60,998
LG Electronics Inc.	800,000	54,609
Mediaset SpA	4,500,000	49,015
TI Automotive Ltd., Class A1,3	4,578,091	—
		5,103,338

CONSUMER STAPLES — 8.86%
Altria Group, Inc.	10,954,400	961,906
Nestlé SA	1,835,150	716,335
Tesco PLC	65,654,011	574,236
Koninklijke Ahold NV1	36,255,000	424,233
SABMiller PLC	19,016,508	417,453
PepsiCo, Inc.	4,325,000	274,897
Avon Products, Inc.	6,566,400	244,664
Groupe Danone	1,470,000	240,421
Cia. de Bebidas das Américas - AmBev, preferred nominative (ADR)	3,364,735	184,926
Cia. de Bebidas das Américas - AmBev, ordinary nominative (ADR)	713,500	37,209
Diageo PLC	8,370,000	169,650
Coca-Cola Co.	3,100,000	148,800
L’Oréal SA	1,307,089	142,862
Scottish & Newcastle PLC	9,005,000	106,640
Seven & I Holdings Co., Ltd.	2,900,000	88,506
Wal-Mart de México, SAB de CV, Series V	14,833,992	63,329
Imperial Tobacco Group PLC	465,000	20,827
		4,816,894

HEALTH CARE — 8.78%
Roche Holding AG	7,693,600	1,364,339
Novo Nordisk A/S, Class B	7,848,600	717,314
Smith & Nephew PLC	41,654,579	529,782
AstraZeneca PLC (Sweden)	5,435,809	292,654
AstraZeneca PLC (United Kingdom)	550,000	29,605
Sanofi-Aventis	2,943,500	256,256
UCB SA	3,537,931	206,142
Wyeth	3,900,000	195,117
Medtronic, Inc.	3,700,000	181,522
Schering-Plough Corp.	6,750,000	172,192
Novartis AG3	3,065,000	167,441
St. Jude Medical, Inc.[1]	4,000,000	150,440
Bausch & Lomb Inc.	2,140,000	109,482
Amgen Inc.[1]	1,625,000	90,805
Forest Laboratories, Inc.[1]	1,630,000	83,847
Bristol-Myers Squibb Co.	3,000,000	83,280
Shionogi & Co., Ltd.	3,600,000	64,881
Allergan, Inc.	380,000	42,112
Johnson & Johnson	600,000	36,156
		4,773,367

INDUSTRIALS — 8.76%
General Electric Co.	20,860,500	737,627
Tyco International Ltd.	14,712,500	464,179
Siemens AG	3,495,300	374,035
Ryanair Holdings PLC (ADR)[1]	8,075,000	361,679
Toll Holdings Ltd.	13,904,819	230,946
Deutsche Post AG	7,435,000	225,305
Asahi Glass Co., Ltd.	14,692,000	207,209
Macquarie Infrastructure Group	63,696,996	198,172
ABB Ltd	10,700,000	183,570
United Parcel Service, Inc., Class B	2,557,000	179,246
Michael Page International PLC[4]	16,745,000	176,541
Illinois Tool Works Inc.	2,700,000	139,320
Mitsubishi Heavy Industries, Ltd.	20,050,000	129,883
Finmeccanica SpA	3,995,000	120,367
Sandvik AB	6,725,000	119,562
3M Co.	1,504,000	114,951
Singapore Airlines Ltd.	10,000,000	109,455
Deere & Co.	1,000,000	108,640
Kubota Corp.	11,696,000	102,712
British Airways PLC[1]	8,640,000	82,671
Parker Hannifin Corp.	800,000	69,048
Emerson Electric Co.	1,600,000	68,944
Geberit AG	38,500	59,382
Caterpillar Inc.	720,000	48,262
Boeing Co.	475,000	42,232
United Technologies Corp.	600,000	39,000
Jacobs Engineering Group Inc.[1]	806,400	37,619
Monster Worldwide, Inc.[1]	685,000	32,448
		4,763,005

ENERGY — 8.23%
Royal Dutch Shell PLC, Class B	12,445,157	414,329
Royal Dutch Shell PLC, Class A (ADR)	5,555,000	368,297
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	3,894,900	387,581
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	1,700,000	151,895
Chevron Corp.	4,889,732	361,645
Canadian Natural Resources, Ltd.	6,280,000	347,315
Norsk Hydro ASA	9,895,000	328,870
Reliance Industries Ltd.	7,882,600	250,615
Schlumberger Ltd.	3,610,000	249,451
TOTAL SA	3,433,900	240,859
Technip SA	2,515,000	184,713
Anadarko Petroleum Corp.	4,250,000	182,665
Saipem SpA, Class S	5,985,000	174,882
Imperial Oil Ltd.	3,300,000	122,530
ConocoPhillips	1,700,000	116,195
Exxon Mobil Corp.	1,500,000	113,175
Occidental Petroleum Corp.	2,250,000	110,947
Baker Hughes Inc.	1,462,000	96,682
Smith International, Inc.	1,835,000	88,172
ENI SpA	2,500,000	81,442
Apache Corp.	1,000,000	70,700
SK Corp.	287,000	28,196
		4,471,156

MATERIALS — 8.12%
Bayer AG	11,162,500	714,137
Barrick Gold Corp.	22,192,295	633,590
Newmont Mining Corp.	11,850,000	497,582
Potash Corp. of Saskatchewan Inc.	2,750,000	439,808
Gold Fields Ltd.	22,685,855	419,935
E.I. du Pont de Nemours and Co.	5,000,000	247,150
Nitto Denko Corp.	4,099,000	192,701
POSCO	411,000	172,616
International Paper Co.	3,780,000	137,592
Alcoa Inc.	3,953,300	134,017
BHP Billiton Ltd.	5,000,000	121,084
Holcim Ltd.	1,028,571	103,247
Akzo Nobel NV	1,325,000	100,734
Weyerhaeuser Co.	1,300,000	97,162
Anglo American PLC	1,500,000	79,067
JSR Corp.	2,696,900	62,361
AngloGold Ashanti Ltd.	1,314,816	58,810
Rohm and Haas Co.	1,000,000	51,720
Kuraray Co., Ltd.	3,900,000	42,206
UPM-Kymmene Corp.	1,492,000	38,049
CRH PLC	800,000	34,235
Smurfit-Stone Container Corp.[1]	2,950,000	33,217
		4,411,020

TELECOMMUNICATION SERVICES — 4.20%
Koninklijke KPN NV	42,001,700	654,929
Vodafone Group PLC	193,686,934	516,703
América Móvil, SAB de CV, Series L (ADR)	6,990,000	334,052
Telefónica, SA	12,251,330	270,331
France Télécom SA	7,045,000	186,259
Telecom Italia SpA	30,000,000	85,694
Telecom Italia SpA, nonvoting	30,000,000	74,341
AT&T Inc.	3,138,720	123,760
Singapore Telecommunications Ltd.	16,335,520	35,329
		2,281,398

UTILITIES — 2.13%
SUEZ SA	6,693,265	353,382
Veolia Environnement	3,345,000	248,982
E.ON AG	1,750,000	238,193
CLP Holdings Ltd.	25,380,000	185,318
RWE AG	1,260,500	133,488
		1,159,363

MISCELLANEOUS — 4.86%
Other common stocks in initial period of acquisition		2,642,825

Total common stocks (cost: $35,052,962,000)		51,806,149

Warrants — 0.04%

FINANCIALS — 0.04%
ING Groep NV, warrants, expire 2008[1]	1,265,000	23,193

CONSUMER DISCRETIONARY — 0.00%
Virgin Media Inc., Series A, warrants, expire 2011[1]	39,037	25

Total warrants (cost: $91,917,000)		23,218

Short-term securities — 4.14%	Principal amount (000)

Depfa Bank PLC 5.215%-5.225% due 5/30-6/11/2007[2]	$201,200	199,322
BNP Paribas Finance Inc. 5.212%-5.23% due 5/3-6/6/2007	180,400	178,941
ING (U.S.) Funding LLC 5.235%-5.24% due 4/10-5/1/2007	175,400	174,906
HBOS Treasury Services PLC 5.23%-5.24% due 4/30-6/29/2007	127,800	126,996
Barclays U.S. Funding Corp. 5.205%-5.25% due 4/9-6/8/2007	106,900	106,071
Sheffield Receivables Corp. 5.26% due 5/16/2007[2]	18,400	18,276
Toyota Motor Credit Corp. 5.23%-5.24% due 4/9-4/18/2007	112,400	112,158
Swedbank Mortgage AB 5.22-5.235% due 4/30-5/14/2007	108,000	107,459
Swedish Export Credit Corp. 5.23% due 4/24/2007	100,000	99,658
Federal Home Loan Bank 5.14% due 4/25/2007	100,000	99,623
Stadshypotek Delaware Inc. 5.23% due 5/22-6/7/2007[2]	96,000	95,140
Bank of Ireland 5.225%-5.24% due 4/25-5/31/2007[2]	88,900	88,411
Electricité de France 5.225%-5.235% due 5/9-5/31/2007	88,300	87,729
CAFCO, LLC 5.25% due 4/3-5/24/2007[2]	79,100	78,682
DaimlerChrysler Revolving Auto Conduit LLC 5.24%-5.25% due 4/11-5/25/2007	71,210	71,008
Calyon North America Inc. 5.235% due 5/29/2007	68,900	68,319
Amsterdam Funding Corp. 5.26% due 4/20-5/7/2007[2]	57,600	57,309
Liberty Street Funding Corp. 5.23%-5.25% due 5/1-6/15/2007[2]	54,800	54,393
Canadian Imperial Holdings Inc. 5.24% due 4/19/2007	54,000	53,861
Park Avenue Receivables Co., LLC 5.26% due 5/11/2007[2]	50,000	49,701
CBA (Delaware) Finance Inc. 5.24% due 5/29/2007	50,000	49,578
Thunder Bay Funding, LLC 5.25% due 4/12/2007[2]	43,000	42,925
Allied Irish Banks N.A. Inc. 5.245% due 4/13/2007[2]	42,500	42,419
Total Capital SA 5.21% due 5/21/2007[2]	42,500	42,190
BASF AG 5.235% due 4/5/2007[2]	32,500	32,478
BMW U.S. Capital LLC 5.21% due 6/6/2007[2]	29,900	29,616
American Honda Finance Corp. 5.22% due 5/24/2007	29,320	29,100
Freddie Mac 5.14% due 6/11/2007	25,000	24,739
Danske Corp. 5.22% due 5/14/2007[2]	19,900	19,775
Credit Suisse New York Branch 5.23% due 5/9/2007	8,000	7,955

Total short-term securities (cost: $2,248,442,000)		2,248,738

Total investment securities (cost: $37,393,321,000)		54,078,105
Other assets less liabilities		277,411

Net assets		$54,355,516

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $871,427,000, which represented 1.60% of the net assets of the fund.
3Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $169,186,000.
4Represents an affiliated company as defined under the Investment Company Act of 1940.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-907-0507-S6885

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW PERSPECTIVE FUND, INC.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: June 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: June 8, 2007

By /s/ R. Marcia Gould
R. Marcia Gould, Treasurer and Principal Financial Officer

Date: June 8, 2007